September 9, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re: BlackRock High Income Portfolio, a series of BlackRock Series Fund, Inc.

  (File No. 002-69062 and File No. 811-03091)

Ladies and Gentlemen:

On behalf of BlackRock Series Fund, Inc. and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated August 31, 2011, to the Prospectus, dated May 1, 2011, for BlackRock High Income Portfolio (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated September 1, 2011 in XBRL for the Fund.

Any questions or comments on this filing should be directed to the undersigned at (212) 728-8510.

Very truly yours,

/s/ Anthony Geron
Anthony Geron

Enclosures

cc: Ben Archibald, Esq., BlackRock Advisors, LLC